                                                    Exhibit 10.13
                                                     to Form 10-K

              THE AMERICAN INSTITUTE OF ARCHITECTS
                       AlA Document A 101

     Standard Form of Agreement Between Owner and Contractor where the basis of payment is a STIPULATED SUM

                          1987 EDITION
  THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES; CONSULTATION
                              W'ITH
  AN ATTORNEY IS ENCOURAGED W'/TH RESPECT TO ITS COMPLETION OR
                          MODIFICATION.
The 1987 Edition of AlA Document A201. General Conditions of the
              Contract for Construction is adopted
  in this document by reference. Do not use with other general conditions unless this document is modified.
 This document has been approved and endorsed by The Associated
                 General Contractors of America.

AGREEMENT

made as of the   First                          day of December
in the year of
Nineteen Hundred and Ninety Eight

BETWEEN the Owner:       Synthetech, Inc.
(Name and address)       1290 Industrial Way
                         Albany, OR  97321

and the Contractor:      R.L. Reimers Company
(Name and address)       3939 Old Salem Road, Suite #200
                         Albany, OR  97321

The Project is:          Chemical Storage
(Name and address)       1290 Industrial Way
                         Albany, OR  97321

The Architect is:        IDC
(Name and address)       2020 SW Fourth Avenue, 3rd Floor
                         Portland, OR  97201

The Owner and Contractor agree as set forth below.

Copyright 1915, 1918,1925, 1937, 1951, 1958, 1961, 1963, 1967,
1974, 1977, @1987 by The American Institute of Architects, 1735 New York Avenue, N. W., Washington, D.C. 20006. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AlA violates the copyright laws of the United States and will be subject to legal prosecution.

AlA DOCUMENT A101 * OWNER-CONTRACTOR AGREEMENT * TWELFTH EDITION
* AlA * @1987
THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W.,
WASHINGTON, D.C. 20006

                                                    A101.1987   1
WARNING: Unlicensed photocopying violates U.S. copyright laws and is subject to lega1 prosecution.

                            ARTICLE 1
                     THE CONTRACT DOCUMENTS

The Contract Documents consist of this Agreement, Conditions of the Contract ( General, Supplementary and other Conditions ). Drawings, Specifications, addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement: these form the: Contract. and are as full)' a part of the Contract as if attached to this Agreement Or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations. representations or agreements. either written or oral. An enumeration of the Contract Documents. other than Modifications, appears in Article 9

                            ARTICLE 2
                    THE WORK OF THIS CONTRACT
The Contractor shall execute the entire Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others, or as follows:

     See attached Scope Letter
                            ARTICLE 3
         DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

3.1 The date commencement is the date from which the Contract Time of Paragraph 3.2 is measured, and shall be the date of this Agreement, as first written above, unless a different date is stated be1ow or provision is made for the date to be fixed in a notice to proceed issued by the Owner.
(Insert the date of commencement. if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)

Unless the date of commencement is established by a notice to proceed issued by the Owner, the Contractor shall notify the Owner in writing not less than five days before commencing the Work to permit the timely filing of mortgages, mechanic's liens and other security interests.

3.2 The Contractor shall achieve Substantial Completion of the entire Work not later than
(Insert the calendar date or number of calendar days after the date of commencement. Also insert any requirements for earlier Substantial Completion of certain portions of the Work, if not stated elsewhere in the Contract Documents.)

June 1 , 1999   Warehouse
February 5, 1999  Berm

subject to adjustments of this Contract Time as provided  in  the
Contract Documents.
(Insert   provisions, if any, for liquidated damages relating  to
failure to complete on time.)























AlA DOCUMENT A101 * OWNER-CONTRACTOR AGREEMENT * TWELFTH EDITION
* AlA * @1987
THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W.,
WASHINGTON, D.C. 20006

                                                    A101.1987   2
WARNING: Unlicensed photocopying violates U.S. copyright laws and is subject to lega1 prosecution.

                            ARTICLE 4
                          CONTRACT SUM

4.1 The Owner shall pay the Contractor in current funds for the Contractor's performance of the Contract the Contract Sum of (See attached Bid breakdown) Dollars, subject to additions and deductions as provided in the Contract Documents

4.2 The Contract Sum is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:
(State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date until which that amount is valid.)

N/A

4.3  Unit prices, if any, are as follows:

  Imported rock $14.00 per ton
  Over excavation $7.50 per truck yard

























AlA DOCUMENT A101 * OWNER-CONTRACTOR AGREEMENT * TWELFTH EDITION
* AlA * @1987
THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W.,
WASHINGTON, D.C. 20006

                                                    A101.1987   3
WARNING: Unlicensed photocopying violates U.S. copyright laws and is subject to lega1 prosecution.

                            ARTICLE 5
                        PROGRESS PAYMENTS

5.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

5.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month. or as follows:


5.3 Provided an Application for Payment is received by the owner not later than the First day of a month, the Owner shall make payment to the Contractor not later than the tenth day of the current month. If an Application for Payment is received by the Owner after the application date fixed above, payment shall be made by the Owner not later than ten days after the Owner receives the Application for Payment.

5.4 Each Application for payment shall he based upon the schedule of values submitted by the Contractor in accordance with the Contact Documents. The: schedule of values shall al1ocate the entire Contract Sum among the various portions of the Work and be prepared d in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected by the Architect, shall be used as basis for reviewing the Contractor's Applications for Payment.

5.5 Applications for Payment shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

5.6 Subject to the provisions of the Contract Documents, the amount of each progress payment shall he computed as follows:

5.6.1 Take that portion of the Contract Sum properly allocable to completed Work as determined by. multiplying the percentage completion of each portion of the Work by the share of the total Contract Sum allocated to that portion of the Work in the schedule of values, less retainage of Five percent (5 % ). Pending final determination of cost to the Owner of changes in the Work, amounts not in the dispute may he included as provided in Subparagraph 7.3.7. of the General Conditions even though the Contract Sum has not yet been adjusted by Change Order;

5.6.2 Add that portion of the Contract Sum properly' allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a 1ocation agreed upon in writing), less retainage of Five percent (5 %);

5.6.3 Subtract the aggregate of previous payments made by the Owner; and

5.6.4 Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided by Paragraph 9.5 of the General Conditions.

5.7 The progress payment amount determined in accordance with Paragraph 5.6 shall be further modified under the following circumstances:

5.7.1 Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to One hundred percent (100 %) of the Contract Sum, less such amounts as the Architect shall determine for incomplete Work and unsettled claims; and

5.7.2 Add, if final completion of the Work is thereafter materially delayed through no fault of the Contractor, any additional amounts payable in accordance with Subparagraph 9.10.3 of the General Conditions.

5.8 Reduction or limitation of retainage, if any, shall be as follows:
(if it is intended, prior to Substantial Completion of the entire Work, to reduce or limit the retainage resulting from the percentages inserted in Subparagraphs 5.6.1 and 5.6.2 above, and this is no1 explained elsewhere in the Contract Documents, insert here provisions for such reduction or limitation.)













AlA DOCUMENT A101 * OWNER-CONTRACTOR AGREEMENT * TWELFTH EDITION
* AlA * @1987
THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W.,
WASHINGTON, D.C. 20006

                                                    A101.1987   5
WARNING: Unlicensed photocopying violates U.S. copyright laws and is subject to lega1 prosecution.

                            ARTICLE 6
                          FINAL PAYMENT

Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when
(1) the Contract has been fully performed by the Contractor except for the Contractor's responsibility to correct nonconforming Work as provided in Subparagraph 12.2.2 of the General Conditions and to satisfy other requirements, if any, which necessarily survive final payment; and (2) a final Certificate for Payment has been issued by the Architect; such final payment shall be made by the Owner not more than 30 days after the issuance of the Owner's final Certificate for Payment, or as follows:

                            ARTICLE 7
                    MISCELLANEOUS PROVISIONS

7.1  Where reference is made in this Agreement to a provision  of
the   General  Conditions  or  another  Contract  Document,   the
reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

7.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.
(insert rate of interest agreed upon, If any)

  one and one-half% Per Month

(Usury law's and requirements under the Federal Truth in Lending Act, similar stale and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such a., written disclosures or waivers.)

7.3  Other provisions:


                            ARTICLE 8
                   TERMINATION OR  SUSPENSION

8.1 The Contract may be terminated by the Owner or the Contractor as provided in Article 14 of the General Conditions.

8.2  The Work may be suspended by the Owner as provided in
Article 14 of the General Conditions.















AlA DOCUMENT A101 * OWNER-CONTRACTOR AGREEMENT * TWELFTH EDITION
* AlA * @1987
THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W.,
WASHINGTON, D.C. 20006

                                                     A101.1987  5
WARNING: Unlicensed photocopying violates U.S. copyright laws and is subject to lega1 prosecution.

                            ARTICLE 9
                ENUMERATION OF CONTRACT DOCUMENTS

9.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

9.1.1  The Agreement is this executed Standard Form of Agreement
Between Owner and Contractor, AlA Document A101, 1987 Edition.

9.1.2  The General Conditions are the General Conditions of the
Contract for Construction, AlA Document A201 , 1987 Edition. The

9.1.3 Supplementary and other Conditions of the Contract are those contained in the Project Manual dated
, and are as follows:


Document                       Title
Pages

See attached Scope Letter


9.1.4  The Specifications are those contained in the Project
Manual dated as in Subparagraph 9.1.3, and are as follows:
(Either list the. Specifications here or refer to an exhibit attached to this Agreement.)

Section
Title
Pages

  See attached Table of Contents
























AlA DOCUMENT A101 * OWNER-CONTRACTOR AGREEMENT * TWELFTH EDITION
* AlA * @1987
THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W.,
WASHINGTON, D.C. 20006

                                                     A101.1987  6
WARNING: Unlicensed photocopying violates U.S. copyright laws and is subject to lega1 prosecution.

9.1.5 The Drawings are as follows. and are dated 9/25/98 unless a different date is shown below:
(Either list the Drawings here or refer to an exhibit attached to this Agreement:)

Number                   Title
Date

STC-0001       Cover Sheet and Legend
STC-0701       Underground Utilities
STC-0702       Grading and Site Surfaces
STC-7601       Details
STS-0000       Legend and Notes
STS-1-0-            Foundation Plan
STS-2-0             Framing Plan
STS-7600       Concrete Details
STS-7601       Conc/Steel Details
STS-7602       Conc/Steel Details                 9/28/98
STA-1-0-            Floor Plan
STA-2-0-            Roof Plan
STA-7400       Elevations and Sections
STA-7600       Chemical Storage Details
STE-0000       Electrical Legend
STE-7600       Electrical Details
STEL1-0             Electrical Lighting Plan
STEP1-0             Power Plan
STM-1-0-       HVAC Plan
STMP1-0-       Piping Plan
STLS1-0-       Floor Plan




9.1.6  The addenda, if any, are as follows:

Number                   Date                      Pages

N/A






















Portions of addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this Article 9.

AlA DOCUMENT A101 * OWNER-CONTRACTOR AGREEMENT * TWELFTH EDITION
* AlA * @1987
THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W.,
WASHINGTON, D.C. 20006

                                                     A101.1987  7
WARNING: Unlicensed photocopying violates U.S. copyright laws and is subject to lega1 prosecution.

     9.1.7 Other documents, if any, forming part of the Contract Documents are as follows:
     (list here any additional documents which are intended to, form part of the Contract Documents. The General Conditions provide that bidding requirements such as advertisement or
     invitation to bid.   Instructions to Bidders. sample forms
     and the Contractor's bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)





















     This Agreement is entered into as of the day and year first written above and is executed in at least three original copies of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.


     OWNER                     CONTRACTOR

     ______________________        __________________________
     (Signature)                        (Signature)

     /s/ Charles B. Williams, VP & CFO  /s/ Ronald R. Reimers/President
     _______________________       ___________________________
     (Printed name and Title)           (Printed name and title)


     AIA CAUTION: You should sign an original AlA document which has this caution printed in red. An original assures that changes will not be obscured as may occur when documents are reproduced.


AlA DOCUMENT A101 * OWNER-CONTRACTOR AGREEMENT * TWELFTH EDITION
* AlA * @1987
THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W.,
WASHINGTON, D.C. 20006

                                                     A101.1987  8
     WARNING: Unlicensed photocopying violates U.S. copyright laws and is subject to lega1 prosecution.